I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation Quarter Ended – June 30, 2008 Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Max Capital Today
Global underwriter of specialty insurance and reinsurance focused on risk adjusted returns and book value growth
Operating subsidiaries in Bermuda, Ireland and United States
Agreement to acquire Lloyd’s insurance operation announced July 2008 –
approvals pending
Highly experienced management and underwriting teams with proven track record through all market cycles
Diversified business mix balanced between insurance and reinsurance, long and short tail exposures and geographic spread of risk
Growth through deliberate expansion of product lines with experienced teams
Strategic initiatives focus on value creation through all product cycles
Portfolio approach to risk through integration of asset / liabilities for all transactions
Culture focused on risk and capital management
Custom pricing models for each class of business with emphasis on ROE
Total invested assets of $5.2 billion represents a 3.5:1 ratio of invested assets to capital deployed in a risk averse, enhanced return investment strategy
$1.5 billion of shareholders’ equity at June 30, 2008

Second Quarter 2008 Highlights
2008 Underwriting remains on plan
Life Reinsurance GPW: $94 million       (YTD: $94 million)
Max Specialty GPW: $52 million       (YTD: $81 million)
Net favorable development on prior period reserves of $36 million
Alternative Investments Return:  3.34%            (YTD: 1.16%)
HFRI Fund of Fund Index return: 1.81%               (YTD:  -2.54%)
$15 million returned to Shareholders
$10 million Share Repurchases                           (YTD: $103 million)
$5 million Dividend                                              (YTD: $10 million)
Corporate Operations
Max America Insurance Company, a U.S. admitted insurance company licensed in all
50 states, acquired June 2008
Max Specialty approved on a non-admitted basis by California and Colorado; now approved by 48 states
Agreement to acquire Imagine Lloyd’s insurance operation announced July 2008

Strategic Diversification & Expansion Of The Company
Property Insurance
2003
Casualty Insurance
Bermuda / Dublin
U.S. E&S insurance
Max USA $100m
Senior Debt Issue
U.S. admitted
insurance company
Lloyd’s operation
acquisition
agreement
Property / Cat
Reinsurance
$23.50 / share
Common Offering
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty MDS allocation %
0
200
400
600
800
1,000
1,200
1,400
2003 2004 2005 2006 2007 2008 Plan
32.2%
31.5%
31.8%
29.1%
23.5%
20.7%
0%
5%
10%
15%
20%
25%
30%
35%
40%
20.0%
2004 2005
2006 2007
2008

Identifying & Recruiting “Franchise Players” Has Been
Instrumental In Our Success
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20
years in the business
High percentage of employees hold
professional designations
2004
Property
2003
Excess Liability
Professional Liability
Medical Malpractice
Reinsurance
2005
Property / Property -
Cat Reinsurance
2006
Aviation
2007
U.S. Excess
& Surplus Property
Ocean Cargo / Inland
Marine
U.S. Casualty
Multi – peril crop
2008
Lloyd’s*
Accident / Health
Reinsurance
Financial Institutions
Professional Indemnity
Property
* Approvals pending

Specialty Lines
Underwriting Operations
Operating Strategy
Diversified Product Offering
Enterprise Risk Management
Focused on niches / specialties
Opportunities that reward our  specialized knowledge
and relationships
Marketing and distribution efforts that emphasize building
brand awareness
Dedication to customer service
Expand Excess and Surplus lines business in the U.S.
Manage property catastrophe aggregate exposure on a
1:250 year basis not to exceed 25% of beginning year equity
2008 Target – less than 20%
Target product classes where we can invest resources and
“intellectual capital,” which leads to long–term franchise value
Strong balance sheet supported by prudent reserving
practices
Maintain financial strength ratings and pursue an upgrade
Reinsurance purchased to manage exposures and pricing
cycles
State-of-the-art systems, risk controls
Capital allocated to maximize return on every transaction

Seek to achieve high quality, stable and consistent ROEs
Target ROE of 15% over the market cycle
Operating ROE > 15% in 4 of last 5 fiscal years, 2005 positive ROE despite Hurricanes KRW
Compound annual ROE of 15.1% over last 5 years
Lower volatility of ROE
Do well in the good years - 15% to 20% ROE
Have a positive ROE in the bad years
Our most highly respected and valued competitors have high Sharpe ratios
Willing to trade some expected ROE for lower volatility of ROE
Financial Objective:
Grow Book Value / Create Shareholder Value
Our risk/reward profile is consistent with the profile of our strongest peer performers
Annual Data 2003 to 2007 plus 2008 Q1 annualized
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
0% 5% 10% 15% 20% 25% 30% 35%
Std Deviation of ROE
ACGL
AXS
ACE
PRE
MXGL
TRH
RE
ENH
RNR
AWH
AHL
XL
IPCR
MRH
PTP

5 Years Of Growth:
Annualized ROE of 15.1%
* Year of Hurricanes KRW. Max was one of the few insurance/reinsurance companies among its peers that were profitable in 2005.
Return on Shareholders’ Equity
Book Value Per Share
17.0%
0.9%
16.8%
20.4%
14.3%
$19.7
$20.16
$23.06
$27.54
$26.55
0%
5%
10%
15%
20%
25%
2004 2005* 2006 2007 Rolling 12
months at 6/30/2008
$0
$5
$10
$15
$20
$25
$30

Efficient Capital Management
Dividends
Repurchases   ($ in thousands)
Strong and flexible capital structure
2005: $258 million Equity Offering -
launched Property Cat Reinsurance Operations
2007: Max USA $100 million Senior Debt
Offering - launched U.S. Excess and Surplus
Lines Insurance Company
Manage exposures to preserve capital
Opportunistic share repurchases
$76.2 million of Repurchase Authorization
as of June 30, 2008
Increased dividends each year since inception
($ in thousands)
Dividends $ 61,872
Share Repurchases 251,118
Total $312,990
2003- 2008 Summary
$3,788 $5,487
$8,955
$14,273 $19,164 $10,205
$3,095
$4,850
$7,360 $17,624
$114,755
$103,434
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$150,000
2002 2003 2004 2006 2007 YTD 2008

Diversified Premium Mix:
A Key Differentiator
Property
Casualty
Insurance
Reinsurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
Max Capital Group Ltd.
ACE
XL
WTM
RE
TRH
PRE
AXS
ACGL
ENH
AHL
RNR
AWH
PTP
MRH
Lancashire
VR
IPCR
FSR
Note: Based on 2007 property and casualty gross premiums written. Certain allocations have been estimated.
Source: Merrill Lynch
to be updated

(+17%) (-16%)
(-5%)
(+15%
to Plan)
$971
$820
$776
$831
$895
Diversified Revenue Sources / Product Lines
Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
Included in 2004 P&C Reinsurance is GPW of $248m related to Alternative Risk business
Revenue not dependent on single source
Capital & risk allocated rationally
P&C Annual Gross Premiums Written
($ in millions)
2004
2005
2006
2007
2008 YTD Actual
and Plan

P&C Insurance:
Bermuda / Dublin Niche – Oriented Focus
Target:
Working layer excess business
Larger customer - Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of
business
Offer multi-year programs
Flexible in program attachment points
Work with all leading brokers
Underwritten in Bermuda and Dublin
Sub-prime related reserves -
approximately $20 million
Combined ratio:
YTD 2008:      88%
2007:              86%
Gross Premiums Written
Rolling 12 Months at June 30, 2008
$374 million
By Exposure
Aviation
11%
Excess
Liability
35%
Professional
Liability
40%
Property
14%

P&C Reinsurance:
Bermuda / Dublin Diversification & Flexibility Emphasized
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio:
YTD 2008:        76%
2007:                 84%
By Exposure
Gross Premiums Written
Rolling 12 Months at June 30, 2008
$410 million
Agriculture
21%
Aviation
9%
General Liability
4%
Medical Malpractice
18%
Other
3%
Professional Liability
6%
Property
21%
Marine & Energy
7%
Whole Account
4%
Workers Compensation
7%

U.S.- Based Growth Initiative:
Max Specialty Insurance Company / Max America Insurance Company
Commenced operations in 2007:
Nationwide underwriter of excess and surplus
lines niches based in Richmond, VA
Delaware licensed and approved on a non-
admitted basis in 48 other states
Brokerage and Contract Binding operations
Select group of national brokers and regional
MGA’s with 20+ years relationships
Current Products
Property-cat & non cat
Umbrella / xs Liability
Inland Marine / Ocean Cargo (New 2008)
Specialty Casualty (New 2008)
90 employees / 6 U.S. locations
Long-term underwriting objectives:
Products priced and underwritten so net
incurred loss ratios approximate 55%
Expense ratio:   approximately 35%
Combined ratio: approximately 85%
June 2008: Max America Insurance
Company acquired
U.S. admitted insurance company licensed in
all 50 states
Gross Premiums Written
Rolling 12 Months at June 30, 2008
$81 million
By Exposure
Property
60%
General
Casualty
27%
Marine
13%

Life Reinsurance:
Long-Tail, Reserve Buy-Out Business
Specialize in:
Investment spread business
In force, closed / ring-fenced books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest sensitive
liabilities
Strategy:
Leveraging underwriting skills with low
volatility alternative investments
Focus on closed block reserve
buy-out  transactions
Almost no IBNR
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
Reserves & Deposits 6/30/2008
$1.4 billion
Number of Deals Written
2008 YTD
And Plan
0
50
100
150
200
250
300
350
2004 2005 2006 2007
$212
$275
$45
$302
3
3
1
6
US$ Millions
$150
Annuity
74%
Life
14%
Health
12%
1

Max Lloyd’s Ltd.:
Access to Direct & Reinsurance Markets Worldwide
Max entered into an agreement to acquire Imagine Group (UK) Limited (“Imagine Lloyd’s”)
from Imagine Insurance Company Limited (“Imagine”)
Subject to various regulatory approvals
Key acquisition terms
Total consideration of approximately £11 million
Max to replace Imagine Lloyd’s letters of credit totaling approximately £90 million that fund Lloyd’s syndicate commitments
Imagine to provide 70% quota share reinsurance in respect of Syndicate 1400 for the 2007 and 2008 years of account until December 31, 2008. The liability of Imagine in respect of any one year of account under this reinsurance arrangement is limited to150% of net premiums earned
Manages £198.8 million of capacity for 2008, of which 69% is capitalized by Imagine Group
(UK) Limited (Imagine) and 31% is capitalized by third party names
Offices in London, Copenhagen and Tokyo
Total staff of approximately 85
Anticipated transaction will close - late Q3 or early Q4, 2008
Transaction expected to be accretive to 2009 results

Imagine Group (UK) Limited – Organizational Structure
Imagine Syndicate
Management Limited
Syndicate 1400
Active Underwriter
Matthew Petzold
Property catastrophe 54%
Accident & health 28%
Financial institutions 18%
Total 100%
£125.0m
Imagine owned     £125.0  (100%)
Independent        0.0 (0%)
Total £125.0  (100%)
Syndicate 2525
Active Underwriter
David Dale
Public liability 50%
Employers’ liability 50%
Total                                 100%
£42.0m
Imagine owned £0.9       (2%)
Independent  41.1 (98%)
Total £42.0   (100%)
Syndicate 2526
Active Underwriter
Andy Doré
Professional indemnity    92%
Medical Malpractice           8%
Total                                 100%
£31.8m
Imagine owned £11.6      (36%)
Independent       20.2 (64%)
Total £31.8    (100%)
2008
Product
Focus
2008
Capacity
2008
Capacity
Provider
Iain Bremner — Managing Director Lance Gibbins — Finance Director Matthew Petzold — Underwriting Director
Imagine Underwriting
Services Limited
Imagine Group (UK)
Limited

2008 Projected Gross Premiums Written - £77.5 million
Professional
Indemnity / Medical
Malpractice, 18%
Employers' Public
Liability, 1%
Property
Catastrophe, 44%
Financial
Institutions,
14%
Accident & Health,
23%
By Line of Business
Syndicate 2526
18%
Syndicate 2525
1%
Syndicate 1400
81%
By Syndicate
By Geography
North America
29%
Europe exc. UK
12%
UK 27%
Japan
8%
Caribbean
5%
Other
19%
Insurance
34%
Reinsurance
66%
By Contract Type

(£ in millions, 2008 projected)
Imagine Group (UK) Limited - Financial Summary
(UK GAAP pro forma unaudited; excludes discontinued lines of business)
2006 2007 2008P
Gross premiums written £68.8 £76.3 £77.5
(Imagine's share of syndicate business)
Net premiums written 49.7 63.3 64.3
Net premiums earned 42.0 60.5 67.8
Loss and loss adjustment expenses 10.9 20.5 30.0
Policy acquisition costs 7.2 12.9 15.9
Operating expenses 13.6 15.5 14.1
Total expenses 31.7 48.9 60.0
Underwriting income £10.3 £11.6 £7.8
Loss ratio 26.0% 33.9% 44.2%
Expense ratio 49.5% 46.9% 44.2%
Combined ratio 75.5% 80.8% 88.4%
Years Ended Dec 31,

Diversified And Strategic Asset Allocation
Average quality of AA / Maximum Baa of 2%
Diversification by sector and issuer
No CDO’s, CLO’s, SIV’s or other highly
structured securities
Duration and currency matched to liabilities
Portfolio externally managed by investment
managers who compete for assets based on
performance
Diversification by strategy with concentration
limits in any particular fund
Rapid liquidity required
Return objective – 300 bps over risk free rates
with bond like volatility
Rigorous manager selection and monitoring
process
Hedge fund accounting requires quarterly mark
to market to flow through operating income
Alternative investments part of “capital” Fixed maturities portfolio supports reserves
Investment Portfolio:
Traditional       Alternative
Allocation 80%                         20%
Target               80%                        20%
Opportunistic
Distressed
Diversified
Equity
Long / Short
Event Driven
Arbitrage
Global
Macro
Credit
Long / Short
Emerging
Markets
Fixed Income
Arbitrage
Tsy / Agy Aaa Aa Baa
0%
5%
10%
15%
20%
25%
30%
35%
40%

Investment Strategy:
Risk Averse Enhanced Returns
Standard Deviation
60 Months
as of June 30, 2008
Max Fixed Maturities Merrill Lynch Master Bond Index
MDS
(Max Fund of  Funds)
Max Total Portfolio
S&P 500
Annual Return
60 months
as of June 30, 2008
MFIX MLMBI MDS SP500 MAX
9.5
9
8.5
8
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
3.38
3.96
9.30
6.91
5.43
MFIX MLMBI MDS SP500 MAX
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
-4
-4.5
-5
-5.5
-6
-6.5
-7
-7.5
-8
-8.5
-9
-9.5
-3.18
-3.66
-4.64
-9.44
-2.96

Investments With Exposure To Sub-prime And Alt-A
Significant and growing over-collateralization
Most with 30-50% over-collateralization
Over-collateralization on most is growing, and has increased in the last 3 months
Through June 30, 2008 default and delinquency rates currently averaging 20% for the entire issue
At June 30, 2008, unrealized loss is approximately $6.0 million on subprime holdings
Alternative asset portfolio net short sub-prime at June 30, 2008
Based upon stress testing, we expect no principal losses from sub-prime-backed bonds
Fixed Maturities ($ millions) Weighted AA Amortized Fair Value
Average Life Senior Junior Cost
As at June 30, 2008
Subprime exposure by vintage year
Pre-2005 3.4 2.4 $             0.4 $          6.3 $         9.1 $            8.6 $
2005 3.6 2.0 $             - $         3.4 $         5.4 $            4.4 $
2006 2.2 29.3 $           5.0 $          - $         34.3 $          30.2 $
2007 2.9 2.5 $             - $         - $         2.5 $            2.1 $
Total Subprime exposure 2.6 36.2 $           5.4 $          9.7 $         51.3 $          45.3 $
Alt-A exposure by vintage year
Pre-2005 4.0 6.4 $             - $         - $         6.4 $            5.9 $
2005 1.7 - $             18.2 $        - $         18.2 $          15.1 $
2006 0.7 3.8 $             7.7 $          - $         11.5 $          11.2 $
2007 2.8 3.4 $             - $         - $         3.4 $            3.4 $
Total Alt-A exposure 1.9 13.6 $           25.9 $        - $         39.5 $          35.6 $
Sub-prime and Alt-A exposure
2.3
49.8 $           31.3 $        9.7 $         90.8 $          80.9 $
Credit rating
AAA

Profitable Financial Trends Despite Hurricanes in 2005
P&C Combined
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2007 Rolling 12 Months at 6/30/08
$1,044
Life $212
$1,246
Life $275
$865
Life $45
$1,078
Life $302
$1,299
Life $395
2004 2005 2006
2007
Rolling 12 Months at 6/30/08
Operating ROE
2004 2005 2006 2007 Rolling 12 Months at 6/30/08
0%
2004 2005 2006 2007 Rolling 12 Months at 6/30/08
94%
106%
86%
88%
83%
0%
20%
40%
60%
80%
100%
120%
$2.70
$0.19
$3.52
$4.81
$3.49
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
15.8%
1.0%
17.3%
20.7%
14.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Operating Earnings Per Share (Diluted)
Gross Premiums Written

$903
$1,186
$1,390
$1,584
$1,490
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
0.12
0.18
0.24
0.32
0.36
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
0
2004 2005 2006 2007 6/30/08
A Growing, Global Insurance / Reinsurance Company
$0
2004 2005 2006 2007 6/30/08
Invested Assets (Ratio to Shareholders’ Equity)
($ in millions)
Operating Cash Flow
Shareholders’ Equity (Book Value Per Share)
Dividends Per Share
2004 2005 2006 2007 Rolling 12 Months at 6/30/08
*Operating Cash Flow for 2007 and prior years has been adjusted to conform with the current presentation
$799
$447
$273
$252
$599
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2004* 2005* 2006* 2007* Rolling 12 months at 6/30/08
$3,515
$4,223
$4,536
$5,123
$5,237
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
(3.91) (3:6:1)
(3.3:1)
(3.2:1)
(3.5:1)
($19.70) ($20.16) ($23.06) ($26.55)
($27.54)

Additional Financial Information

Gross Premiums Written 676 $         1,078 $
Net Premiums Earned 370            818
Net Investment Income 92              188
Net  Gains on Alternative Investments 14              187
Net Realized Losses on Sale of Fixed Maturities -                 (4)
Other Income 1                1
Total Revenues 477            1,190
Total Losses, Expenses & Taxes 395            887
Net Income 82 $           303 $
Property & Casualty Underwriting
Loss Ratio 62% 64%
Expense Ratio 22% 24%
Combined Ratio 84% 88%
YTD June 30, 2008 Results And 2007 Year - End Results
December 31, 2007
($ in millions)
YTD
June 30, 2008

Cash & Fixed Maturities 4,188 $      4,061 $
Alternative Investments 1,049         1,062
Premium Receivables 567            433
Losses Recoverable 669            578
Other Assets 420            403
     Total Assets 6,893 $      6,537 $
Property & Casualty Losses 2,485         2,334
Life & Annuity Benefits 1,336         1,204
Deposit Liabilities 217            221
Funds Withheld 164            169
Unearned Premium 594            440
Bank Loan 330            330
Senior Notes 100            100
Other Liabilities 177            155
     Total Liabilites 5,403 $      4,953 $
Shareholders' Equity 1,490         1,584
6,893 $      6,537 $
Strong Balance Sheet
December 31, 2007 June 30, 2008
($ in millions)

Supplemental Investment Data – June 30, 2008
Selected Investment Return Data:
Fair Investment Last Year Last Last
Value* Distribution 3 Months to Date 12 months 60 months**
Cash and Fixed Maturities 4,187,991 $     80.0% -0.91% 0.49% 4.59% 3.38%
Commodity Trading Advisers - $               0.0% 0.00% 0.00% 0.00% 4.57%
Distressed Securities 148,953 2.8% 2.56% 1.98% 7.70% 17.51%
Diversified Arbitrage 98,964 1.9% -0.20% -8.52% -0.83% 5.06%
Emerging Markets 66,002 1.3% 2.76% 3.05% 8.01% 15.95%
Event-Driven Arbitrage 180,377 3.4% 9.44% 11.09% 24.59% 18.23%
Fixed Income Arbitrage 28,957 0.6% 0.85% 15.18% 34.19% 10.32%
Global Macro 90,033 1.7% 5.46% 5.36% 10.41% 8.26%
Long / Short Credit 44,362 0.8% -0.06% 1.63% -2.04% 9.58%
Long / Short Equity 350,926 6.7% 6.71% -0.78% 11.58% 9.97%
Opportunistic 35,794 0.7% -3.78% -5.94% -1.61% 19.26%
MDS **** 1,044,368 19.9% 3.33% 1.10% 6.50% 9.30%
Reinsurance Private Equity 4,651 0.1% 6.67% 18.06% 102.38% 10.52%
Alternative Investments 1,049,019 $     20.0% 3.34% 1.16% 6.73% 8.62%
Total Investments 5,237,010 $     100.0% 0.08% 0.69% 5.14% 5.43%
Alternative Investment Return Data ***:
HFRI Fund of Funds Index ^ 1.81% -2.54% -0.35% 7.65%
MDS Performance History **** –60 months ended June 30, 2008
Largest monthly gain 4.15% Largest monthly loss (2.58%)
Largest quarterly gain 5.83% Largest quarterly loss (2.72%)
Average monthly gain 1.38% Average monthly loss (0.97%)
Average quarterly gain 3.42% Average quarterly loss (1.14%)
Months with a gain 44 Months with a loss 16
Quarters with a gain 15 Quarters with a loss 5
% of months with a gain 73% Quarterly standard deviation 2.56%
% of quarters with a gain 75% Annual standard deviation 4.64%
Largest drawdown ***** (5.04%)
Monthly performance
2003 2004 2005 2006 2007 2008
January 1.75% 0.16% 2.75% 1.28% (1.37%)
February 1.28% 1.69% 0.39% 1.50% 1.83%
March 1.18% (0.61%) 1.22% 1.90% (2.58%)
April 0.03% (0.65%) 1.89% 2.30% (0.13%)
May
(0.87%) (0.68%) (1.74%) 2.59% 2.51%
June 0.70% 1.20% (0.66%) 0.85% 0.93%
July (0.24%) 0.03% 1.33% (0.71%) 0.99%
August
0.96% (0.02%) 0.98% 0.02% (1.62%)
September 2.63% 0.04% 1.84% (2.04%) 1.85%
October 0.98% 1.04% (1.45%) 1.37% 4.15%
November
0.56% 2.54% 0.61% 1.81% 0.10%
December 1.85% 1.74% 1.37% 1.96% (0.13%)
Quarterly performance
Q1 4.27% 1.22% 4.41% 4.75% (2.15%)
Q2 (0.15%) (0.14%) (0.54%) 5.83% 3.33%
Q3 3.37% 0.06% 4.21% (2.72%) 1.18%
Q4 3.43% 5.41% 0.51% 5.22% 4.11%
Period return
6.91% 9.81% 5.88% 6.30% 16.78% 1.10%
Past performance should not be considered to be a reliable indicator of futureperformance.
*   Expressed in thousands of United States Dollars
**  Annualized
*** The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.
**** Net of all fees
***** Largest drawdown represents the largest decline in value between two NAV peak values.
^  As reported by HFRI as at July 23, 2008
Periodic Rate of Return

I N S U R A N C E / R E I N S U R A N C E B E R M U D A I R E L A N D U N I T E D S T A T E S MAX CAPITAL GROUP LTD. Nasdaq: MXGL Investor Presentation Quarter Ended – June 30, 2008